UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________
FORM 8-K/A
________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported)
September 8, 2020
 ________________________________________
Phreesia, Inc.
(Exact name of registrant as specified in its charter)
 ________________________________________

Delaware	001-38977	20-2275479
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
432 Park Avenue South, 12th Floor
New York, New York 10016
(Address of principal executive offices and zip code)
(888) 654-7473
(Registrant’s telephone number, including area code)
________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PHR	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On September 8, 2020, Phreesia, Inc. (the "Company") furnished a Current Report on Form 8-K (the "Original 8-K") that included a press release announcing the results of the Company's operations for the quarter ended July 31, 2020. This current Report on Form 8-K/A amends the Original 8-K solely for the purpose of correcting the weighted average shares outstanding on the Unaudited Statements of Operations for the three and six months ended July 31, 2020. The corrected weighted average shares outstanding, basic and diluted should read 37,735,155 and 37,523,966 for the three and six months ended July 31, 2020, respectively. Net loss per share attributable to common stockholders, basic and diluted remains ($0.17) and ($0.33) for the three and six months ended July 31, 2020, respectively. No other changes have been made to the Original Form 8-K or the exhibits furnished therewith.

Item 2.02 – Results of Operations and Financial Condition
The corrected press release announcing the results of the Company’s operations for the quarter ended July 31, 2020 is furnished as Exhibit 99.1 to this Current Report on Form 8-K/A and is incorporated herein by reference.
The information furnished under this Item 2.02 and in the accompanying Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.
Item 9.01 – Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description
99.1	Press release, dated September 8, 2020, by Phreesia, Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 9, 2020	Phreesia, Inc.

	By:	/s/ Thomas Altier
	Name:	Thomas Altier
	Title:	Chief Financial Officer